                                                               Exhibit - (n)(ii)

                                SCHEDULE A TO THE
                   AMENDED AND RESTATED MULTIPLE CLASS PLAN OF
                       THE CHARLES SCHWAB FAMILY OF FUNDS

                                           Annual Shareholder Service Fee (as a   Annual Transfer Agency Fee (as a
                                              percentage of average daily net      percentage of average daily net
Name of Fund and Class                              assets of the Fund)                  assets of the Fund)
----------------------                     ------------------------------------   --------------------------------
Schwab Municipal Money Fund -
   Sweep Shares                                            0.20%                                0.15%

Schwab Municipal Money Fund -
   Institutional Shares                                    0.17%                                0.05%

Schwab Municipal Money Fund -
   Select Shares                                           0.17%                                0.05%

Schwab Municipal Money Fund -
   Value Advantage Shares                                  0.17%                                0.05%

Schwab California Municipal Money Fund -
   Sweep Shares                                            0.20%                                0.15%

Schwab California Municipal Money Fund -
   Value Advantage Shares                                  0.17%                                0.05%

Schwab New York Municipal Money Fund -
   Sweep Shares                                            0.20%                                0.15%

Schwab New York Municipal Money Fund -
   Value Advantage Shares                                  0.17%                                0.05%

Schwab Value Advantage Money Fund -
   Investor Shares                                         0.20%                                0.05%

Schwab Value Advantage Money Fund -
   Institutional Shares                                    0.03%                                0.01%

Schwab Value Advantage Money Fund -
   Select Shares                                           0.10%                                0.05%

Schwab Value Advantage Money Fund -
   Institutional Prime Shares                              0.01%                                0.01%

Schwab Advisor Cash Reserves -
   Sweep Shares                                            0.20%                                0.20%

Schwab Advisor Cash Reserves -
   Premier Sweep Shares                                    0.20%                                0.20%

Schwab AMT Tax-Free Money Fund -
   Sweep Shares                                            0.20%                                0.15%

Schwab AMT Tax-Free Money Fund -
   Value Advantage Shares                                  0.17%                                0.05%

Schwab California AMT Tax-Free Money
   Fund - Value Advantage Shares                           0.17%                                0.05%

Schwab Government Money Fund -
   Sweep Shares                                            0.20%                                0.20%

Schwab Government Money Fund -
   Investment Shares                                       0.20%                                0.05%

Schwab U.S. Treasury Money Fund -
   Sweep Shares                                            0.20%                                0.20%

Schwab U.S. Treasury Money Fund -
   Investment Shares                                       0.20%                                0.05%

                                        THE CHARLES SCHWAB FAMILY OF FUNDS


                                        Signature: /s/ Randall W. Merk
                                                   -----------------------------
                                        Name:      Randall W. Merk
                                        Title:     President and
                                                   Chief Executive Officer

                                        Dated as of 11-11-2008


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